UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant /X/
Filed by a party other than the Registrant /   /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                          THE GREATER CHINA FUND, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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


                          THE GREATER CHINA FUND, INC.
                   c/o UBS Global Asset Management (US) Inc.
                              51 West 52nd Street
                            New York, New York 10019



                                                                    May 24, 2005


To the Stockholders:

     The annual meeting of stockholders of The Greater China Fund, Inc. (the "Fund") is to be held at 11:00 a.m. on June 30, 2005, at the offices of the administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A proxy statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

     At the annual meeting, stockholders will (i) elect certain of the Fund's directors whose terms expire in 2005 and (ii) vote on whether to approve a new Investment Management Agreement between the Fund and its current investment manager, Baring Asset Management (Asia) Ltd. There will also be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's directors recommend that stockholders re-elect Messrs. Richard
B. Bradley and C. William Maher, who are standing for election as directors of the Fund.

                                  Respectfully,




Ronald G.M. Watt                  Richard B. Bradley
President                         Chairman of the Board





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Stockholders are urged to sign the proxy card and mail it in the enclosed postage-prepaid envelope so as to ensure a quorum at the meeting. This is important regardless of how many shares you own.
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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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                          THE GREATER CHINA FUND, INC.



                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  ------------


To the Stockholders of
THE GREATER CHINA FUND, INC.:

     Notice is hereby given that the annual meeting of the stockholders of The Greater China Fund, Inc. (the "Fund") will be held at the offices of the Fund's administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019 on June 30, 2005, at 11:00 a.m. for the following purposes:

(1) To elect two Class II directors to serve for a term expiring on the date of the annual meeting of stockholders in 2008 or until their respective successors shall have been duly elected and qualified.

(2) To approve a new Investment Management Agreement between the Fund and Baring Asset Management (Asia) Ltd.

(3) To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of the shares of common stock of the Fund at the close of business on May 6, 2005, are entitled to vote at the meeting or any adjournments thereof.

                                By order of the Board of Directors,



                                Joseph T. Malone
                                Secretary

May 24, 2005

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IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the
Fund the necessity and expense of further solicitations to ensure a quorum at the annual meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
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                      [THIS PAGE INTENTIONALLY LEFT BLANK]


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                                  ------------

                                PROXY STATEMENT

                                  ------------

                                    GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the "Fund") for use at the annual meeting of stockholders, to be held at the offices of the Fund's administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019 on June 30, 2005, at 11:00 a.m., and at any adjournments thereof.

     This proxy statement, the notice of annual meeting and the proxy card are first being mailed to stockholders on or about May 24, 2005. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, according to the recommendation of the Fund's Board of Directors for the proposal referred to in the proxy statement. Any stockholder giving a proxy has the power to revoke it by mail (addressed to Joseph T. Malone, Secretary to the Fund, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019) or in person at the meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund.

     Holders of record of the common stock of the Fund at the close of business on May 6, 2005, will be entitled to one vote per share on all business of the meeting and any adjournments. There are 12,597,503 shares of common stock outstanding as of the date of this proxy statement. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                   PROPOSAL 1. ELECTION OF CLASS II DIRECTORS

     The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Richard B. Bradley and
C. William Maher, constituting Class II directors, expire at the 2005 annual meeting of stockholders.

     Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as directors of the Fund to serve as Class II directors of the Fund for a term expiring on the date of the 2008 annual meeting of stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.

                                    CLASS II

                               Richard B. Bradley
                                C. William Maher

Required Vote

     Election of each of the listed nominees for director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy, which means that the two nominees receiving the highest number of votes cast will be elected regardless of whether the number of votes received by any such nominee constitutes a majority of the number of votes cast. Your Fund's directors recommend that stockholders vote in favor of the director nominees.

     INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

     The following table sets forth certain information concerning each of the directors and the nominees for director of the Fund. Each of the nominees is currently a director of the Fund.

     Directors considered by the Fund and its counsel to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager:


                                                                                   Principal
                                                      Term of Office;           Occupation(s) During Past    Number of Portfolios
                                  Position(s)          Length of Time             Five Years; Other           in Fund Complex
Name (Age) and Address           Held with Fund            Served                 Directorships Held         Overseen by Director
----------------------           --------------       ---------------           -------------------------    --------------------

John A. Bult (69)*               Director             Director since            Chairman of PaineWebber               1
1285 Avenue of the Americas                           1992; term expires        International Inc.;
37th Floor                                            2007                      Director of The Germany
New York, NY  10019                                                             Fund, Inc.; The New
                                                                                Germany Fund, Inc; The
                                                                                Central Europe and
                                                                                Russia Fund, Inc.


* Mr. Bult is deemed to be an "interested person" due to his affiliation with affiliates of UBS Securities LLC, 299 Park Avenue, New York, New York 10171, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares and the dealer manager in the rights offerings conducted by the Fund in 1994 and 1996.

Directors considered by the Fund and its counsel not to be "interested persons" (as defined in the 1940 Act):


                                                                                      Principal
                                                      Term of Office;           Occupation(s) During Past    Number of Portfolios
                                   Position(s)          Length of                  Five Years; Other          in Fund Complex
Name (Age) and Address            Held with Fund       Time Served                 Directorships Held        Overseen by Director
----------------------            --------------       ---------------           -------------------------    --------------------

Richard B. Bradley (67)          Chairman of Board    Director since            Director of The Aberdeen             1
22 Smith Terrace                 and Director         1992; term expires        New Dawn Investment Trust
London SW3 4DL                                        2005                      Limited; previously Group
England                                                                         Managing Director of Asia
                                                                                Equity Holdings

Edward Y. Baker (70)             Chairman of Audit    Director since            Investment Consultant;               1
15 Artinger Court                Committee and        1992; term expires        Chairman, Board of
Toronto, Ontario                 Director             2007                      Trustees, Rogers Sugar
Canada M3B 1J9                                                                  Income Fund; previously
                                                                                President and Chief
                                                                                Executive Officer, HOOPP
                                                                                Investment Management
                                                                                Limited and Chief
                                                                                Investment Officer,
                                                                                Hospitals of Ontario
                                                                                Pension Plan

                                                                                      Principal
                                                      Term of Office;           Occupation(s) During Past    Number of Portfolios
                                  Position(s)           Length of                  Five Years; Other          in Fund Complex
Name (Age) and Address          Held with Fund         Time Served                 Directorships Held        Overseen by Director
----------------------          --------------        ---------------           -------------------------    --------------------
John A. Hawkins (62)             Director             Director since            Previously Executive                 1
HSBC Securities Services                              1992; term expires        Vice President--Private
(Guernsey) Limited                                    2006                      Clients,The Bank of Bermuda
Arnold House                                                                    Ltd.;Director of All Points
St. Julian's Avenue                                                             Multi-Manager Plc (UCIT
St. Peter Port                                                                  fund); SR Global Fund
Guensey GY1 3NF                                                                 Inc.; MW Japan Fund Ltd.;
Channel Islands                                                                 MW Nippon Fund Ltd.

C. William Maher (44)            Director             Director since            Executive Vice President             1
Linsco/Private Ledger                                 2003; term expires        and Chief Executive
9785 Towne Centre Dr.                                 2005                      Officer of Linsco/Private
San Diego, CA 92121                                                             Ledger; Managing Director
                                                                                of Nicholas Applegate
                                                                                Capital Management

Jonathan J.K. Taylor (61)        Director             Director since            Chairman and Managing                1
Dragon Partners Ltd.                                  1992; term expires        Director of Dragon
28 Gironde Road                                       2007                      Partners Ltd. (consulting
London SW6 7DZ                                                                  for investment managers);
England                                                                         Chairman, Schroder Japan
                                                                                Growth Fund Limited;
                                                                                Director, Onyx Country
                                                                                Estates Limited (family
                                                                                property company);
                                                                                Director, AVK Securities &
                                                                                Finance Ltd. (Russia)

Tak Lung Tsim (58)               Director             Director since            Principal, T.L. Tsim &               1
Century Square                                        1992; term expires        Associates Ltd.
1 D, Aguilar Street,                                  2006                      (macropolitical analysis);
Suite 1001                                                                      Member of Li Po Chun
Central Hong Kong                                                               United World College of
                                                                                Hong Kong; Director of
                                                                                Playmates Holdings Limited
                                                                                (toy company); Director
                                                                                of New-Alliance Asset
                                                                                Management (Asia) Ltd.;
                                                                                Director of Far Eastern
                                                                                Polychem Industries


Executive Officers

     The following people are executive officers of the Fund:

                                                                                      Principal
                                                       Term of Office;          Occupation(s) During Past    Number of Portfolios
                                     Position(s)         Length of                 Five Years; Other          in Fund Complex
  Name (Age) and Address           Held with Fund       Time Served                Directorships Held        Overseen by Officer
  ----------------------           --------------       -----------                ------------------        -------------------
Ronald G.M. Watt (58)
Baring Asset Management          President            President since           Director of Institutional            2
155 Bishopsgate                                       1998*                     and Mutual Fund Group of
London EC2M 3XY                                                                 Baring Asset Management
England                                                                         Limited

Rose Ann Bubloski (37)           Vice President       Vice President            Associate Director and               1
UBS Global Asset                                      since 2004*               Senior Manager of the
Management (US) Inc.                                                            Mutual Fund Finance
51 West 52nd Street                                                             Department of UBS Global
New York, NY  10019                                                             Asset Management(US)Inc;
                                                                                Vice President and
                                                                                Assistant Treasurer for
                                                                                other investment
                                                                                companies for which UBS
                                                                                Global Asset
                                                                                Management (US) Inc.
                                                                                serves as investment
                                                                                adviser and/or
                                                                                administrator

Joseph McGill (42)               Chief Compliance     Chief Compliance          Executive Director and               1
UBS Global Asset                 Officer              Officer since 2004*       Chief Compliance Officer
Management (US) Inc.                                                            of UBS Global Asset
51 West 52nd Street                                                             Management (US) Inc. and
New York, NY  10019                                                             UBS Global Asset
                                                                                Management (Americas) Inc.

Wilfred Sit (35)                 Vice President       Vice President            Assistant Director of                1
Baring Asset Management                               since 2004*               Global Emerging Policy
(Asia) Limited                                                                  Team of Baring Asset
Edinburgh Tower, 19th Floor                                                     Management (Asia) Limited;
15 Queens Road Central                                                          previously Lead Investment
                                                                                Manager of INVESCO GT
                                                                                Greater China
                                                                                Opportunities Fund, and
                                                                                the INVESCO China Open Fund

Joseph T. Malone (37)            Treasurer and        Treasurer and             Director and Co-Head of              1
UBS Global Asset                 Secretary            Secretary since           the Mutual Fund Finance
Management (US) Inc.                                  2004*                     Department of UBS Global
51 West 52nd Street                                                             Asset Management (US)
New York, NY  10019                                                             Inc.; Treasurer and
                                                                                Principal

                                                                                      Principal
                                                       Term of Office;          Occupation(s) During Past    Number of Portfolios
                                     Position(s)         Length of                 Five Years; Other          in Fund Complex
  Name (Age) and Address           Held with Fund       Time Served                Directorships Held        Overseen by Officer
  ----------------------           --------------       -----------                ------------------        -------------------
                                                                                Accounting Officer for
                                                                                other investment
                                                                                companies for which UBS
                                                                                Global Asset
                                                                                Management (US) Inc.
                                                                                serves as investment
                                                                                adviser and/or administrator


-------------
*The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified; all other officers hold office at the discretion of the Board of Directors.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Nominating Committee. The Board does not have a compensation committee.

     The Board of Directors of the Fund met five times during the fiscal year ended December 31, 2004. During such period, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees of the Board on which they served.

Executive Committee

     The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor, each of whom is not an "interested person" of the Fund or of Baring Asset Management (Asia) Ltd., the Fund's investment manager, within the meaning of Section 2(a)(19) of the 1940 Act (a "noninterested director"). The Executive Committee is authorized to exercise the general powers of the Board of Directors between meetings of the Board. The Executive Committee did not meet during the fiscal period ended December 31, 2004.

Audit Committee

     The Board has an Audit Committee consisting of Messrs. Baker, Bradley, Hawkins, Maher and Tsim, each of whom is a noninterested director and meets the "independence" requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met three times during the fiscal year ended December 31, 2004.

     The function of the Audit Committee is to oversee the Fund's accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund's independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund's independent registered public accounting firm, among other things, the scope of the independent registered accounting firm's audit of the Fund's financial statements, reviews and discusses the Fund's annual audited financial statements with management, reviews the independent registered public accounting firm's required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund's independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund's accounting and financial reporting processes.

     In performing its oversight function, at a meeting held on February 22, 2005, the Audit Committee reviewed and discussed the audited financial statements with management of the Fund and the independent auditors and discussed the audit of such financial statements with the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence.

     The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an "audit committee financial expert." Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

     Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent auditors, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the fiscal year ended December 31, 2004.

                                           Edward Y. Baker
                                           Richard B. Bradley
                                           John A. Hawkins
                                           C. William Maher
                                           Tak Lung Tsim

                                           February 22, 2005

Nominating Committee

     The Board has a Nominating Committee consisting of Messrs. Baker and Bradley, each of whom is a noninterested director. The Nominating Committee met once during the fiscal period ended December 31, 2004. The Nominating Committee has a charter, a copy of which is available on the Fund's website at http://www.greaterchinafund.com.

     The Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund's nominees to be submitted to the stockholders for election as directors of the Fund each year or, if applicable, at a special meeting of stockholders. In the case of vacancy in the office of a director, the Nominating

Committee may recommend a nominee to fill such vacancy either through appointment by the Board of Directors or through election by stockholders. The Nominating Committee is also responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

     The Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by existing directors, and considered by the Nominating Committee and the Board of Directors.

     The Nominating Committee will consider nominees recommended by stockholders, provided that such recommendations are made in writing to the address and by the date specified below for stockholder proposals to be presented at the 2006 annual meeting of stockholders of the Fund. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. Nominees will be evaluated based on the criteria set forth in the Nominating Committee Charter and other factors which the Nominating Committee considers appropriate. The evaluation process does not depend on the source of the recommendation.

     The Board does not have a policy regarding Board member attendance at the annual meeting of stockholders. Two directors attended the 2004 annual meeting of stockholders.

Transactions with and Compensation of Directors and Officers

     The Fund's officers receive no compensation from the Fund. The directors who are "interested persons" of the Fund or of the Fund's investment manager receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2004, to the persons who were noninterested directors during such period:


                                                                                                            Total Compensation
                                      Aggregate         Pension or Retirement       Estimated Annual        From Fund and Fund
            Name of                 Compensation      Benefits Accrued As Part       Benefits Upon           Complex Paid to
     Noninterested Director          from Fund           of Fund Expenses              Retirement                Directors
     ----------------------          ---------           ----------------              ----------                ---------
Edward Y. Baker............           $27,500                  --                         --                     $27,500
Richard B. Bradley.........           $33,500                  --                         --                     $33,500
John A. Hawkins............           $26,000                  --                         --                     $26,000
C. William Maher...........           $26,000                  --                         --                     $26,000
Jonathan J.K. Taylor.......           $23,000                  --                         --                     $23,000
Tak Lung Tsim..............           $26,000                  --                         --                     $26,000


     The directors of the Fund do not receive any pension or retirement benefits from the Fund. Each noninterested director receives fees, paid by the Fund, of
(i) $2,000 (or, in the case of the Fund's Chairman, $3,500) per directors' meeting attended, (ii) $1,000 (or, in the case of the Audit Committee's Chairman, $2,500) per Audit Committee meeting attended and (iii) an annual director's fee of $14,000.

     The Fund's investment manager supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services. Two of the Fund's officers are also officers and/or employees of the Fund's investment manager or affiliates thereof.

Director Ownership of Equity Securities in the Fund or Fund Complex

     As of March 31, 2005, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or the Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

                                                                                 Aggregate Dollar Range of Equity
                                                                                   Securities in All Registered
                                    Dollar Range of Equity Securities            Investment Companies Overseen By
Name of Director(1)                          in the Fund                           Director in Fund Complex
----------------                             -----------                           ------------------------
Edward Y. Baker..................          $10,001-50,000                                $10,001-50,000
Richard B. Bradley...............          $10,001-50,000                                $10,001-50,000
John A. Bult.....................           Over $100,000                                 Over $100,000
John A. Hawkins..................          $10,001-50,000                                $10,001-50,000
C. William Maher.................                      $0                                            $0
Jonathan J.K. Taylor.............          $10,000-50,000                                $10,001-50,000
Tak Lung Tsim....................                      $0                                            $0

----------

(1) Each of the directors other than John A. Bult is a noninterested director. John A. Bult is an "interested person" of the Fund.

Director Ownership of Securities in Investment Advisers or Principal Underwriters of the Fund or Their Affiliates

     As of March 31, 2005, noninterested directors of the Fund and their immediate family members owned beneficially or of record the following securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisers and underwriters:



    Name of                        Name of Owners and
 Noninterested                      Relationships to                             Title of           Value of           Percent of
   Director                            Director            Company                Class            Securities             Class
   --------                            --------            -------                -----            ----------             -----

John A. Hawkins                   John and Jennifer    Baring-Coller             Units(3)          $100,000(4)             *
                                  Hawkins(1)           Secondaries Fund(2)

----------

*    Amounts to less than 1% of class.
(1)  Joint account with spouse.
(2) Fund managed by Baring Asset Management Limited, of which the Fund's Investment Manager is an indirect subsidiary.
(3) Each unit is comprised of the following: 500 A shares (nominal non-cumulative redeemable preference shares; par value $0.01); 499 B shares (redeemable equity shares; par value $0.01); 1 C share (equity share; par value $0.01).
(4)  Represents amount committed. As of March 31, 2005, $50,000 had been called.

Other Director Interests in Investment Advisers or Principal Underwriters of the Fund or Their Affiliates

     As of March 31, 2005, John A. Hawkins, a noninterested director of the Fund, had been named a beneficiary of a discretionary trust for the benefit of his mother. Baring Trustees (Guernsey) Limited serves as trustee for the trust, and Baring Asset Management (C.I.) Limited provides investment advice to the trustee. Both of these entities are indirect subsidiaries of Baring Asset Management Holdings Limited, of which the Fund's investment manager is also an indirect subsidiary. As of March 31, 2005, Mr. Hawkins's contingent beneficial interest in the trust was approximately $680,000.

Stock Ownership of Certain Beneficial Owners

     To the best of the Fund's knowledge, as of April 30, 2005, the only persons to have beneficial ownership of more than 5% of the outstanding voting stock are as follows:

                                             Amount of           Percentage of
Name and Address of Beneficial Owner    Beneficial Ownership  Outstanding Shares
------------------------------------    --------------------  ------------------
Lazard Asset Management LLC               690,100 shares             5.5%
  30 Rockefeller Plaza
  New York, New York 10112

          PROPOSAL 2. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

     On November 24, 2004, Baring Asset Management Holdings Limited ("BAMH"), the parent company of Baring Asset Management Limited ("BAML") and indirect parent company of Baring Asset Management (Asia) Limited ("BAM Asia") entered into a definitive agreement with Massachusetts Mutual Life Insurance Company ("MassMutual") pursuant to which MassMutual agreed to acquire BAML and its wholly-owned subsidiaries, including BAM Asia (the "Acquisition"). The Acquisition closed on March 31, 2005. As a result of the Acquisition, BAM Asia became an indirect wholly-owned subsidiary of MassMutual.

     Under the 1940 Act, a transaction that results in a change of control or management of a fund's investment adviser is deemed an "assignment." The 1940 Act further provides that an advisory agreement will automatically terminate in the event of an assignment. The Acquisition constituted a "change in control" of BAM Asia for purposes of the 1940 Act and, as a result, the Investment Management Agreement, dated March 14, 1995 (the "Prior Management Agreement") between the Fund and BAM Asia, automatically terminated.

     Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

1. An "unfair burden" must not be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor of the investment adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund (other than fees for bona fide principal underwriting services).

2. During the three-year period immediately following consummation of the transaction, at least 75% of the Fund's Board of Directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act.

     In connection with the Acquisition, MassMutal agreed to use its reasonable endeavors to cause the Fund to conduct its business following the closing of the Acquisition so as to enable satisfaction of the conditions described in paragraphs 1 and 2 above.

     At its meeting on February 22, 2005, the Board of Directors, including a majority of directors who are not "interested persons" ("Independent Directors") as that term is defined under Section 2(a)(19) of the 1940 Act, approved an Interim Investment Management Agreement (the "Interim Management Agreement") dated March 31, 2005 between the Fund and BAM Asia, which took effect upon the closing of the Acquisition. The Interim Management Agreement provides that BAM Asia will provide investment advisory services to the Fund subject to the supervision and direction of the Board of Directors of the Fund. Under both the Prior Management Agreement and the Interim Management Agreement, BAM Asia receives a monthly fee for its services at an annual rate of 1.25% of the Fund's average weekly net assets. The terms of the Interim Management Agreement are the same as the terms of the Prior Management Agreement except that the Interim Management Agreement provides that the Directors or a majority of the Fund's outstanding voting securities may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to BAM Asia, and it contains the following provisions:

     1. The compensation earned under the contract will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

     2. If a majority of the Fund's outstanding voting securities approve a new investment management agreement with BAM Asia within 150 days following March 31, 2005, the amount in the escrow account (including interest earned) will be paid to BAM Asia; and

     3. If a majority of the Fund's outstanding voting securities do not approve a new investment management agreement with BAM Asia, BAM Asia will be paid, out of the escrow account, the lesser of:

          a. Any costs incurred in performing the Interim Management Agreement (plus interest earned on that amount while in escrow); or

          b.   The total amount in the escrow account (plus interest earned).

The Interim Investment Management Agreement can remain in effect for 150 days.

     On February 22, 2005, the Board of Directors of the Fund, including a majority of the Independent Directors, approved a new Investment Management Agreement (the "New Investment Management Agreement") that would become effective upon (x) termination of the Interim Management Agreement and (y) approval by a majority of the Fund's outstanding shares, and determined to recommend to the Fund's stockholders that they approve the New Investment Management Agreement. The terms of the New Investment Management Agreement are identical in all material respects to the terms of the Prior Management Agreement except that the New Investment Management Agreement will provide for BAM Asia to receive a management fee at the annual rate of 1.25% of the Fund's average weekly net assets up to $250 million and 1.00% of such weekly net assets in excess of $250 million, rather than the flat 1.25% of the Fund's average weekly net assets payable to BAM Asia under the Prior Management Agreement.

     In connection with their approval of the New Management Agreement and determination to recommend to stockholders that they approve the New Management Agreement, the Board considered several factors. The Board reviewed the nature, extent and quality of the management services provided by BAM Asia and in connection therewith received a report from BAM Asia detailing the scope of BAM Asia's investment management operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that BAM Asia provides to the Fund. BAM Asia managed approximately $2.9 billion of Asian equity securities as of December 31, 2004 and employed 10 investment professionals. BAM Asia has acted as the Fund's investment manager since 1992, which has afforded the Board significant and continuing opportunity to evaluate the services provided to the Fund by BAM Asia. The Board met with Wilfred Sit, the Fund's portfolio manager and Khiem Do, the head of Asian equities at BAM Asia, regarding the Acquisition's impact on BAM Asia and Mr. Sit's investment management team and solicited written assurances from senior management of BAML and MassMutual that the Acquisition would not result in any change to the existing operations, resources and personnel of BAM Asia. Based on its experience and familiarity with BAM Asia and the foregoing review and analysis, the Board concluded that BAM Asia can provide high quality investment management services to the Fund.

     The Board also considered the investment performance of the Fund and in connection therewith reviewed, among other items, a report by UBS Securities LLC that included a comparison of the Fund's net asset value return over a one year, a three year and a five year period (in each case ending December 31, 2004) against the returns realized over comparable periods by four other United States listed, closed-end China region equity funds. The Fund was second of five over one year, fourth of five (but very close to both the third fund and the average of all five funds) over three years and third of five (but above the average of all five funds) over five years. The Board also reviewed the performance of the Fund's net asset value against a benchmark (the MSCI China (Free) Index before June 1, 2000 and the MSCI Zhong Hua (Free) Index thereafter) for the period from December 31, 1992 to January 28, 2005, which showed a positive total return (with dividends reinvested) of 5.9% per annum for the Fund versus a loss of 7.9% per annum for the benchmark.

     The Board also evaluated the management fees payable to BAM Asia and the benefits realized by BAM Asia from its management arrangements with the Fund. In this connection, the Board reviewed a detailed report prepared by BAM Asia on the costs to BAM Asia of providing management and other services to the Fund (for the purposes hereof management staff costs were allocated directly to the Fund and support, compliance and overhead costs were allocated among managed accounts on a percentage of assets basis) and the profit margin earned by BAM Asia thereon. The Board found such profit margin to be reasonable for the services provided. The Board also reviewed the management fees payable by other United States listed, closed-end China region funds (the two deemed most comparable to the Fund pay fees at the rate of 1% of net assets and 1.25% of net assets, respectively) and by other comparable accounts managed by BAM Asia and its affiliates (BAM Asia's report showed that two emerging market retail funds had fee rates of 1.25% and 1.50% of net assets, respectively; an open-end China fund had fees of 2% of net assets plus a performance fee; and, while it was recognized that fees for pension fund and other institutional clients can vary depending on the breadth and size of the portfolio managed, the basic rate charged for managing a pension fund or institutional emerging market equity account is 1% of net assets and there is often an additional performance fee component). Finally, the Board considered (i) the fact that BAM Asia benefits from its management agreement with the Fund through its receipt, pursuant to soft dollar arrangements, of research and other services from brokers who execute trades for the Fund and other accounts managed by BAM Asia and (ii) the more extensive regulatory and compliance requirements that BAM Asia is subject to in connection with a United States listed managed account like the Fund in comparison to its non-U.S. managed accounts and the costs that result therefrom. Based upon these inputs, the Board determined that 1.25% of average net assets was a reasonable fee for the management services BAM Asia provides to the Fund based upon the current size of the Fund. The Board did, however, decide that it would like the Fund to benefit from economies of scale as the Fund grows in the future. Accordingly, the Board negotiated with BAM Asia to reduce the 1.25% management fee rate applicable under the Prior Management Agreement in the event the Fund's average net assets grow materially in the future. As a result of such negotiation, the New Management Agreement provides for management fees at the rate of 1.25% of the Fund's average weekly net assets up to $250 million and 1% of such net assets in excess of $250 million. At March 31, 2005, the Fund's net assets were $225,460,967.58.

     Additional information concerning BAM Asia, including its address, the amount of management fees it received in 2004 and the amount of brokerage commissions paid to brokers that are affiliates of BAM Asia or the Fund during the year ended December 31, 2004, is set forth below under "Additional Information About the Fund - Investment Manager and Administrator."

     YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS APPROVE THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT.

     Required Vote

     Approval of the proposed New Investment Management Agreement requires the affirmative vote of a majority of the Fund's outstanding shares. Your Fund's directors recommend that stockholders approve the New Investment Management Agreement.

                     ADDITIONAL INFORMATION ABOUT THE FUND

Investment Manager and Administrator

     BAM Asia serves as investment manager for the Fund under the Interim Management Agreement. The investment manager's offices are located at Edinburgh Tower, 19th Floor, 15 Queen's Road Central, Hong Kong. BAM Asia is an indirect wholly-owned subsidiary of BAML, which is in turn an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001. BAMH is a leading international investment manager and, through its subsidiaries, had approximately $34.5 billion in assets under management for pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals as of December 31, 2004. David J. Brennan, 15 Queen's Road Central, Hong Kong, is the Chairman and principal executive officer of BAM Asia. During the year ended December 31, 2004, BAM Asia received aggregate investment management fees of $2,619,434 under the Prior Management Agreement. This is the same amount BAM Asia would have received if the management fee arrangements proposed to be put in place under the New Management Agreement had been in effect during 2004. During the year ended December 31, 2004, the Fund paid brokerage commissions to Affiliated Brokers as follows:


                                                          Percentage of all
                                                          Commissions paid to
     Name of Affiliated Broker   Brokerage Commissions   such Affiliated Broker
     -------------------------   ---------------------   ----------------------

      ING Baring Securities            $21,465                  3.04%


     For the purposes hereof, an "Affiliated Broker" is any broker (A) that is an affiliated person of the Fund, (B) an affiliated person of any such person or
(C) an affiliated person of which is an affiliated person of the Fund, BAM Asia or UBS Global Asset Management (US) Inc.

     UBS Global Asset Management (US) Inc. serves as the Fund's administrator. The administrator is an affiliate of UBS Securities LLC. The administrator's offices are located at 51 West 52nd Street, New York, New York 10019.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act as applied to the Fund require the Fund's officers and directors, persons who beneficially own more than 10 percent of a registered class of the Fund's own equity securities and certain other persons to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, during the fiscal year ended December 31, 2004 the Fund believes that all filings applicable to the Fund's officers, directors and ten-percent stockholders required for such fiscal year were made.

Independent Registered Public Accounting Firm

     The Audit Committee of the Board has recommended, and the Board of Directors, including a majority of those members who are noninterested directors, has selected, Ernst & Young LLP ("Ernst & Young") as the independent registered public accounting firm to audit the accounts of the Fund for the fiscal year ended December 31, 2005. Ernst & Young served as the independent registered public accounting firm to audit the Fund's accounts for the fiscal year ended December 31, 2004. The Board does not know of any direct or indirect financial interest of Ernst & Young in the Fund.

     A representative of Ernst & Young will be present at the meeting, will have the opportunity to make a statement if he desires to do so and will be available to answer questions.

     The aggregate fees billed to the Fund by Ernst & Young for services rendered by Ernst & Young for the fiscal years ended December 31, 2004 and 2003, respectively, are described below.

Audit Fees

     For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate audit fees billed by Ernst & Young to the Fund are shown in the table below.

                              2004             2003
                              ----             ----

                            $55,000          $43,500

     Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements and registration statement consents.

Audit-Related Fees

     In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate audit-related fees billed by Ernst & Young for services rendered for assurance and related services to the Fund that are reasonably related to the performance of the audits or reviews of the Fund's semi-annual financial statements, but not reported as audit fees, are shown in the table below.

                              2004             2003*
                              ----             ----

                            $2,500           $2,500

* Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the Securities and Exchange Commission rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the audit-related category are those associated with reading and providing comments on the Fund's semi-annual financial statements as of June 30, 2003 and June 30, 2004.

Tax Fees

     In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate tax fees billed by Ernst & Young for professional services rendered for tax services for the Fund are shown in the table below.

                              2004             2003*
                              ----             ----

                            $5,900           $7,600

------------------
* Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the Securities and Exchange Commission rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to audits. This category comprises fees for tax compliance and tax return preparation.

All Other Fees

     In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by Ernst & Young for all other non-audit services are shown in the table below.

                              2004             2003
                              ----             ----

                              $0                $0

     Fees included in the all other fees category comprise services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Audit Committee Pre-approval Policies and Procedures

     The Fund's Audit Committee pre-approves in advance at regularly scheduled Audit Committee meetings all audit and non-audit services performed by the Fund's independent registered public accounting firm for the Fund, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Fund. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the Chairman of the Audit Committee. The Chairman will update the Audit Committee at the next regularly scheduled meeting of any interim approval granted.

Services Approved Pursuant to Paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X

     There were no services included in Audit Related Fees, Tax Fees and All Other Fees above that were approved by Fund's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees for non-audit services rendered on behalf of the Fund ("Covered Services"), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Non-covered Services") that provides ongoing services to the Fund are shown in the table below.

                               2004              2003
                               ----              ----

Covered Services            $ 8,400           $10,100
Non-covered Services        $15,000               $0

     During the past fiscal year, all Covered Services provided by Ernst & Young to the Fund were pre-approved by the Fund's Audit Committee. There were no Non-covered Services required to be considered by the Fund's Audit Committee under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the Audit Committee was not required to consider whether the provision of any Non-covered Services by Ernst & Young would be compatible with maintaining the independence of Ernst & Young.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of UBS Global Asset Management (US) Inc., the Fund's administrator, or PFPC Inc., the Fund's transfer agent. The expenses connected with the solicitation of the proxies and with any further proxies that may be solicited by the Fund's officers or personnel of the administrator or the transfer agent in person, by telephone or by telegraph will be borne by the Fund. In addition, the Fund has retained The Altman Group to aid in the solicitation of proxies, for whose services the Fund will pay an estimated fee of $3,500 plus reasonable out-of-pocket expenses. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that New York Stock Exchange rules permit the broker-dealers to vote on the proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

     In the event that sufficient votes in favor of any proposal set forth in the notice of this meeting are not received by June 30, 2005, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. Abstentions and broker non-votes shall not be counted or voted for purposes of, and accordingly will have no effect on the outcome of, a vote to adjourn the meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     The Fund's annual report to stockholders for the fiscal year ended December 31, 2004, was mailed to stockholders on or about March 1, 2005. The Fund will furnish, without charge, a copy of its 2004 annual report and the most recent semiannual report succeeding that annual report, if any, to any stockholder upon request. Requests should be directed to the Fund's transfer agent, PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027; telephone: (800) 331-1710.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 2006 annual meeting of stockholders of the Fund must be received by Joseph T. Malone, Secretary of the Fund, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019, not later than March 1, 2006.

Stockholder Communications

     The Board of Directors has a process for stockholders of the Fund to send communications to it. Any stockholder that wishes to communicate with the Board of Directors or a specific director may do so by submitting correspondence in writing to the Fund administrator, UBS Global Asset Management (US) Inc., at 51 West 52nd Street, New York, New York 10019, referencing the Fund and specifying the intended addressee. Stockholder communications addressed to the Board of Directors will be forwarded promptly after receipt to the Chairman of the Board for review. The Chairman will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Stockholder communications that the Chairman determines involve routine matters will be forwarded to the Fund's administrator and/or officers of the Fund for review and response, and the Chairman will report to the full Board, as appropriate, on the nature and substance of such communications. Stockholder communications that the Chairman determines involve nonroutine matters will be forwarded to each member of the Board for review. Stockholder communications addressed to a specific director will be forwarded to the addressee promptly upon receipt.

                                        By order of the Board of Directors,


                                        JOSEPH T. MALONE
                                        Secretary

51 West 52nd Street
New York, New York 10019
May 24, 2005

                                   PROXY CARD

                          THE GREATER CHINA FUND, INC.

                              51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph T. Malone and Rose Ann Bubloski as Proxies, each with the power to appoint his or her substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of The Greater China Fund, Inc. held of record by the undersigned on May 6, 2005, at the Annual Meeting of Stockholders to be held on June 30, 2005, or any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2. SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE    SEE REVERSE
SIDE                                                            SIDE

     PLEASE MARK
/X/  VOTES AS IN
     THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2. SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE.

1.   Election of Class II Directors.
     NOMINEES:    (01) Richard B. Bradley
                  (02) C. William Maher


     FOR                      WITHHOLD
     ALL     /__/             FROM ALL     /__/
     NOMINEES                 NOMINEES

---------------------------------------------------
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE
SPACE PROVIDED ABOVE.



2. Approval of a new Investment Management Agreement between the Fund and Baring Asset Management (Asia) Ltd.

     /__/ FOR   /__/ AGAINST   /__/ ABSTAIN


                    If shares are held jointly, each Stockholder named should sign. If only one signs, his or her signature will be binding. If the Stockholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Stockholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

                    SIGN, DATE AND MAIL YOUR PROXY TODAY.



Signature: ____________  Date: _______ Signature:______________   Date:________